UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2013

Red Giant Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-34039	98-0471928
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

614 E. Hwy 50, Suite 235, Clermont, FL	34711
(address of principal executive offices)	(zip code)

(866) 926-6427
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

History of auditor changes:

On April 8, 2013 we reported a change of auditors to the firm of Drake Klein Messineo, CPAs PA (“DKM”).  We have been informed that the engagement partner of DKM has terminated his employment with DKM and is practicing under registration of Messineo & Co, CPAs, LLC.  Our financial statements were previously audited by another firm, MartinelliMick PLLC, of Spokane Washington (“MMPLLC”).

(1) Previous Independent Auditors:

a.	On May 10, 2013, the Company dismissed the registered independent public accountant, Drake Klein Messineo, CPAs, PA, of Clearwater Florida (“DKM”).

b.
The report on the financial statements for the years ended August 31, 2012 and December 31, 2011 were audited by another firm (please refer to Form 8-K/A filed with the Securities and Exchange Commission on April 15, 2013), MMPLLC, whose report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.
Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period February 28, 2013 there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements. Through the interim period May 10, 2013 (the date of dismissal of the former accountant), there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized DKM to respond fully to the inquiries of the successor accountant

e.	During the interim period through May 10, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.
The Company provided a copy of the foregoing disclosures to DKM prior to the date of the filing of this Report and requested that DKM furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.
On May 10, 2013, the Company engaged Messineo & Co, CPAs LLC (“M&Co”) of Clearwater, Florida, as its new registered independent public accountant. During the years ended August 31, 2012 and December 31, 2011 and prior to May 10, 2013 (the date of the new engagement), we did not consult with M&Co regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by M&Co, in either case where written or oral advice provided by M&Co would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.	None
b.	Exhibits

NUMBER	EXHIBIT
16.1	Letter from Drake Klein Messineo, CPAs PA, dated May 10, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Giant Entertainment, Inc.

Dated: May 10, 2013	/s/ Benny Powell
Benny Powell
Chief Executive Officer